[***] Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

Exhibit 10.10.8

Amended and Restated Amendment No. 6 to Amended and Restated Reseller Agreement
Dell, Inc., for itself and its Subsidiaries other than SecureWorks, Inc., (“Reseller”) and SecureWorks, Inc., for itself and its Subsidiaries (“Spyglass”) hereby enter into this Amended and Restated Amendment No. 6 (“A&R Amendment No. 6”) as of the date of last signature below (“Amendment Effective Date”) for the purpose of amending the Amended and Restated Reseller Agreement, dated as of October 28, 2015, and those amendments, addenda or riders thereto dated prior to the Amendment Effective Date (collectively the “Reseller Agreement”).
WHERAS, the parties entered into Amendment No. 1 (“Amendment No. 1”) to the Reseller Agreement as of January 23, 2019, Amendment No.2 to the Reseller Agreement as of May 21, 2019 (“Amendment No. 2”), Amendment No. 4 to the Reseller Agreement as of July 30, 2019 (“Amendment No. 4”), and Amendment No. 5 to the Reseller Agreement as of October 1, 2019 (“Amendment No. 5”) in order to clarify the understandings under the Reseller Agreement with respect to sales of certain products and services of Spyglass and/or CrowdStrike, Inc. (“CS”) under an agreement between Dell Marketing LP (on behalf of Reseller and its direct and indirect subsidiaries (other than Spyglass)), Spyglass, and CS (the “Tri-Party Agreement”);
WHEREAS, the parties entered into Amendment No. 3 to the Reseller Agreement as of June 13, 2019 (“Amendment No. 3”) in order to clarify the understandings under the Reseller Agreement with respect to end user clients who are public and/or educational institutions located within the United States;
WHEREAS, Amendment No. 1, Amendment No. 2, Amendment No. 4, and Amendment No. 5 are referred to herein as the “Tri-Party Amendments”;
WHEREAS, the parties entered into Amendment No. 6 to provide for the marketing and sale by Reseller of cloud-enabled security services (“Cloud Services”) of Spyglass to Clients in accordance with the terms and conditions of (1) the Reseller Agreement other than the Tri-Party Amendments and Amendment No. 3 (unless Spyglass leverages Reseller’s agreements with Public Clients to resell Products or Services under such agreements, in which case Amendment No. 3 shall apply, instead of this A&R Amendment No . 6), and (2) Amendment No. 6;
WHEREAS, the parties wish to amend and restate Amendment No. 6 to (i) confirm that the Reseller may act as a non-exclusive distributor of Spyglass, authorized to market, resell and provide (subject to the provisions in this A&R Amendment No. 6) the Spyglass Products (including, for avoidance of doubt, Cloud Services) to its distributors or sub-resellers and (ii) to agree on such other matters as detailed in this A&R Amendment No. 6.
WHEREAS, the terms and conditions of this A&R Amendment No. 6 are intended to apply to transactions under the Reseller Agreement involving sales of all Spyglass Products to Clients.
NOW, THEREFORE, in consideration of the promises and obligations contained herein, the parties agree as follows:
RELATIONSHIP TO RESELLER AGREEMENT. This A&R Amendment No. 6 hereby incorporates by reference and amends the above-referenced Reseller Agreement. The Reseller Agreement shall remain in effect and unchanged except to the extent provided in this A&R Amendment No. 6. In case of any conflict between this A&R Amendment No. 6 and the Reseller Agreement, the provisions of this A&R Amendment No. 6 shall control with regard to the subject matter set forth herein.

1)INCORPORATED DEFINITIONS. Unless specifically stated otherwise in this A&R Amendment No. 6, all terms defined in the Reseller Agreement shall have the same meaning when used in this A& R Amendment No. 6. For clarity, the term “Products” as used herein shall include Cloud Services.

2)CHANGES TO RESELLER AGREEMENT. The parties agree to make the following changes to the Reseller Agreement in respect of sales of Spyglass Products to Reseller’s Clients or to VARs (as defined below) (“Reseller Activities”):

a)Clients. Section 1.1.1 of the Reseller Agreement is modified for sales in connection with Reseller Activities only by replacing “whose end users (i) are located outside the U.S., U.K., France, Romania, Australia, India and Japan (the “Non-LE Countries”), (ii) are public and/or educational institutions located within the U.S., or (iii) the parties agree can receive Products from Reseller under this Agreement (the “Territory”)” with “Reseller’s distributors or sub-resellers” (each, a “VAR”), which such VAR will in turn sell Spyglass Products to VAR’s Customers worldwide, or to Reseller’s Clients (the “Territory”), and Reseller accepts such appointment. A “Client” of a VAR means any entity in the Territory purchasing Spyglass Products for its internal use only (and not for resell, distribution, or sublicensing to others).”

b)Services. The Spyglass Products set forth in Schedule A hereto shall be deemed “Services” for purposes of the Reseller Agreement. The Products applicable to Reseller Activities shall be those which are set forth in Schedule A. Spyglass reserves the right at all times and in its sole and absolute discretion to amend, delete or add to the Products made available by Spyglass; provided, however, that Spyglass shall provide at least sixty (60) days advance written notice with respect to any amendments, deletions, or additions to Products already made available by Spyglass.

Provisioning API. The parties shall work together in good faith to complete a provisioning API process within six (6) months of the A&R Amendment No. 6 Effective Date.

c)Reseller acting as Spyglass’ distributor. A new Section 1.5 that reads as follows shall be added to the Reseller Agreement: “1.5 Authorized Sub-resellers. Reseller may appoint one or more VARs who has entered into an agreement with Reseller, to market and sell the Products in the Territory. The Reseller shall not directly or indirectly: market or resell Spyglass Products to the U.S. or other national federal government (except with the prior written consent of Spyglass (including via e-mail from a member of the Spyglass legal department)). The appointment of a VAR will not relieve Reseller of any of its obligations under this Agreement. Reseller shall remain directly responsible and liable to SecureWorks for (i) the performance of all of the obligations of Reseller under this Agreement, and (ii) VARs’ compliance with contractual terms of this Agreement.

d)Pricing. Section 1.1.1 of the Reseller Agreement is modified in connection with Reseller Activities only by deleting the following provision: “Spyglass will invoice Reseller an amount equal to Reseller’s Services-related invoiced revenue, net of credit memos and write-offs of uncollectible accounts receivable, less [***] percent.”

In lieu thereof, the following provision shall apply: “For Reseller Activities, Spyglass will invoice Reseller for the Products and other one-time fees in accordance with Schedule B to this A&R Amendment No. 6. Schedule B to A&R Amendment No. 6 may be amended by mutual agreement of the Parties. Spyglass’s obligation to repay Reseller any payments for Client returns and/or credits issued associated with Products sold under the Agreement are limited to (1) “on the box” sales by Reseller within thirty (30) days of a Client’s purchase of a Product, (2) as permitted under law applicable to the Client, (3) as the parties may mutually agree in writing on a case-by-case basis, or (4) the extent Spyglass is required to issue service credits under the relevant service description or product description. For purposes of sub-

section (3) in the immediately preceding sentence, mutual agreement in writing may be evidenced by an email confirmation between an authorized representative of Reseller and Spyglass specifying the specific Product and other identifying information as to which the obligation to make repayments or issue credit notes shall apply.

The Parties may mutually agree on special discounting for Products on a case-by-case basis upon request by Reseller on account of significant order size, strategic customer accounts, or to meet pricing from competing service providers. If such additional discounts are provided, such discounts are applicable only to the specified order associated with the additional discounts and shall not apply to any additional orders under this Agreement. Mutual agreement for purposes of this provision may include an email confirmation between authorized representatives of the Parties, specifying the specific order as to which the discount shall apply.”

e)Subcontracting Professional Services. The default sales motion for Professional Services is resale by which Spyglass will be in privity with end users pursuant to Section 1.1.1 to the Reseller Agreement, as to which Spyglass shall only be accountable for the warranties, liabilities and obligations contained in the form of agreement it makes available to Reseller with at least thirty (30) days advance written notice or as otherwise agreed by Spyglass, and Reseller shall be solely accountable for any warranties, liabilities or obligations it establishes, incurs or undertakes not included in such form(s) of agreement or as otherwise agreed by Spyglass. For sales of Professional Services which are not resold by which Spyglass will be in privity with end users pursuant to Section 1.1.1 to the Reseller Agreement, the following new Section 1.1.2 to the Reseller Agreement applies: “Subject to the terms and conditions in this Agreement, Reseller may during the Term subcontract to Spyglass certain Professional Services, including IR Services provided by Spyglass, as set forth in the documentation provide by Spyglass to Reseller on a periodic basis. Spyglass agrees to provide the Professional Services as a subcontractor to the Client on behalf of the Reseller, as may be specified in one or more statements of work (each, a “Statement of Work”). Each Statement of Work will set forth the time period during which the agreed-upon services addressed therein shall be performed. During the Term, the Reseller shall be solely responsible for billing Client for its use of the Professional Services and all other fees and expenses (including travel expenses) related to the Professional Services. If Client wishes to purchase additional hours for Professional Services during the Term, the Reseller shall execute an additional Statement of Work with Spyglass in accordance with Section 1.4, and the Reseller shall be responsible for billing the Client for the additional Professional Services. Spyglass shall not be responsible for performing any Professional Services after the applicable retainer period, and the Reseller shall not be entitled to receive a refund for such Professional Services unless otherwise agreed to by the Parties in writing.”

f)Order Submission. The first two sentences of Section 1.4 of the Reseller Agreement are amended and restated as follows: “Reseller shall provide Spyglass with a service order. Specifically, each service order will set forth the name of each Client, Client’s address and the applicable Products (as defined below) purchased, email address, and unique order identifier that is made available to Client.”

g)Reseller shall make the Cloud Service available to Clients at the time the Reseller hardware is invoiced to Client; where “make available” means providing the Client with the ability to: (i) activate the Cloud Service or (ii) contact Reseller in order to activate the Cloud Service. For the avoidance of doubt the term of the Client’s license to the Cloud Service shall begin on the date of Reseller’s invoice to Client regardless of the Client’s Cloud Service activation date. If Reseller fails to make the Cloud Service available within 2 business days of hardware invoice and a Client requests a credit for the gap in service between invoice and provisioning resulting from the delay, Spyglass shall not be liable to repay Reseller for the aforementioned credit.

h)Client Agreements. Section 3.1 of the Reseller Agreement is modified by deleting the first two sentences of Section 3.1 and replacing them with the following: “All sales of the Products by Reseller to Clients will be subject to the terms and conditions set forth at https://www.secureworks.com/eula, as updated by Spyglass from time to time, are collectively referred to as the “Flow Through Terms”). It is Reseller’s responsibility to ensure that the Flow Through Terms are incorporated into Reseller’s purchase agreement or other purchase documentation, whether or not signed, with the Client (the “Client Agreement” or “Customer Agreement”) in a way that is legally binding. Only the terms of the applicable Flow Through Terms will govern a Client’s use of the Products, and, unless otherwise mutually agreed by the Parties, any additional or conflicting terms in an agreement between Reseller and Client are Reseller’s responsibility.”

Sections 3.1 and 7.3 of the Reseller Agreement are modified by adding the following as the last sentences to each section: “Notwithstanding anything to the contrary in the Reseller Agreement, (a) Spyglass acknowledges and agrees that Reseller has no obligation to flow-through Spyglass terms and conditions to Clients who are public and/or educational institutions (including but not limited to federal customers) (such clients referred to in this Amendment as "Public Clients"), and (b) Spyglass agrees that the terms and conditions of the applicable agreement between Reseller and a Public Client (such agreements referred to in this A&R Amendment No. 6 as “Public Client Contracts”) shall govern the Spyglass Products resold or delivered to a Public Client with respect to (i) transactions for Cloud Services only with Public Clients in conjunction with Reseller offerings that include a hardware sale (collectively, “Public Client Transactions”) or (ii) so long as Spyglass has agreed in writing (including via e-mail from a member of the Spyglass legal department) to abide by the terms of the applicable Public Client Contract(s) or other Client Agreement, and except to the extent that the Public Client Contract or other Client Agreement is modified by the written agreement of Spyglass and the applicable Client. In the event of a conflict between the terms and conditions of the Reseller Agreement and the Public Client Contract or other Client Agreement, the terms and conditions of the Public Client Contract or other Client Agreement shall govern with regard to Spyglass Products resold or delivered to the applicable Client, with respect to any Public Client Transaction or so long as Spyglass has agreed to abide by the terms of the applicable Public Client Contract(s) or other Client Agreement.”

i)Section 4.0 of the Reseller Agreement is modified by adding the following new provision as Section 4.3: “4.3 Spyglass Obligations for Public Client Contracts. With respect to any Public Client Transaction or so long as Spyglass has agreed to abide by the terms of the applicable Public Client Contract(s) in writing (including via e-mail from a member of the Spyglass legal department), Spyglass agrees that it is solely responsible to provide all of the Spyglass Products specified in any proposal, service order, statement of work or other similar documentation in connection with a Public Client Contract, in each case pursuant to the terms and conditions of the applicable Public Client Contract, notwithstanding anything to the contrary in the Reseller Agreement, and Reseller is solely responsible for invoicing the Public Client.

j)Payment Terms. The following first sentence of Section 7.1 of the Reseller Agreement: “Spyglass will invoice Reseller on a monthly basis for fees related to the Services as set forth on Schedule B and one-time fees for installation, shipping and activation of Services and/or Equipment (on the first monthly invoice only) provided under this Agreement.” is deleted and replaced with the following provision:

“Unless otherwise set forth in a statement of work between Spyglass and Reseller for Professional Services or in an order, Spyglass will invoice the Reseller on a monthly basis for fees related to (1) the Cloud Services listed in Schedule A as such fees are set forth on Schedule B and (2) other Spyglass Services as set forth on each order or statement of work and one-time fees for installation, shipping and activation of Equipment (on the first monthly invoice only) provided under this Agreement based on the then-current Spyglass’ list price, less the specified Reseller discount percentage, as outlined in Schedule C. If Spyglass incurs any additional expenses related to Professional Services, including travel expenses,

Spyglass shall invoice the Reseller as such expenses occur. The Reseller will be responsible for invoicing and collecting amounts due from VARs. If Client wishes to purchase additional hours for Professional Services during the Term, the Reseller shall execute an additional order with Spyglass and the Reseller shall be responsible for billing the VAR for the additional Professional Services.”

k)Reporting. Section 1 of the Reseller Agreement is modified for sales of all Products in connection with Reseller Activities by adding the following new provision as Section 1.5:
a.    “Reporting. Reseller shall provide the following reports to Spyglass for sales associated with Solutions listed in Schedule A to this Amendment (as the same may be amended):
•For all orders, Reseller shall provide regular reports for reporting and invoicing purposes. Reports will include order-level detail including order number or unique order identifier, order date, order status, invoice number, customer ID, SKU, SKU quantity, product attribute and contact information in addition to term length information.

The Reseller will provide standard royalty reports and other applicable reports and such report shall be presented as-is to Spyglass. Spyglass acknowledges that Reseller has no responsibility to modify or customize these reports in any way. Reseller shall pay Spyglass for in accordance with the intercompany process.

Service Description / Service Level Agreements. Spyglass shall, at Spyglass’s expense, provide the support and training set forth in Exhibit A (Support and Maintenance Schedule) for each Cloud Service, unless otherwise specified in the applicable Software Schedule. Spyglass’s failure to comply with its support and maintenance obligations shall be a material breach of the Agreement.

l)Market Development Fund. The following provision is added at the end of Section 7.1 of the Reseller Agreement: “Reseller will earn Marketing Development Funds (MDF) as outlined in Schedule C.  The MDF available in any quarter is calculated based upon the sales of Products in Reseller’s immediately preceding fiscal quarter plus any available Rollover Amount (defined below). Marketing activities associated with the MDF will be reviewed quarterly and mutually agreed upon by both parties, such consent not to be unreasonably withheld. Such programs may include, among other things, training, demand-generation, and advertising. Both parties will collaborate in good faith in order to determine appropriate SPIFs, trainings, and other industry events. If any MDF remains unspent or not utilized by Reseller for a particular quarter, such MDF shall continue to rollover for up to two Reseller fiscal quarters before expiring (the “Rollover Amount”), unless agreed in writing by Spyglass to extend.  Upon signature of A&R Amendment No. 6, the parties will use commercially reasonable efforts to establish mutually agreeable marketing plans within thirty (30) days of the beginning of each Reseller fiscal quarter that will define how the parties will engage in cooperative activities. MDF activities and related proof of execution (“POE”) documentation will be specifically identified by Spyglass prior to each Reseller fiscal quarter.  Spyglass will respond to Reseller within fifteen (15) days upon receipt of Reseller’s marketing plans.  Reseller will provide the agreed POE to Spyglass within forty-five (45) days of the activity completion. For the avoidance of doubt, Reseller shall remain eligible for MDF for up to forty five (45) days after the expiry of any Rollover Amount. Upon receipt of the agreed POE, Spyglass will reimburse the Reseller within forty-five (45) days.”

m)Section 8 Continued Performance of the Reseller Agreement will be deleted and a new Section 8 Resale Pricing will be added as follows:

“Resale Pricing. The Reseller is solely responsible for determining Reseller’s resale pricing of Products. Spyglass’ pricing and discounts offered to the Reseller are considered Spyglass’ confidential information, and the Reseller shall not show such pricing or discounts to any VAR or Client or otherwise disclose such information to any third party without Spyglass’ prior written permission”

n)Reseller Indemnification Obligations. Section 13.2 of the Reseller Agreement is modified for sales of Spyglass Products in connection with Reseller Activities only by replacing Section 13.2 in its entirety with the following:

“Reseller will defend, indemnify and hold harmless Spyglass from and against all Claims by a third party against Spyglass related to: (i) Reseller’s use of the Products in any manner other than as permitted under this Agreement; (ii) Reseller’s use of Spyglass’ Marks in any manner other than as permitted under this Agreement; (iii) Reseller’s marketing, promotion or sale of the Products in a manner that is not authorized or permitted under this Agreement; (iv) except (A) as otherwise agreed by Spyglass or (B) for Public Client Transactions, any failure by Reseller to include the Flow Through Terms into the Client Agreement (but only to the extent such Claim relates to Reseller’s failure to include the Flow Through Terms); or (v) Reseller’s unauthorized modification of the Products.”

o)Spyglass Indemnification Obligation. Section 13.3 of the Reseller Agreement is modified for sales of Spyglass Products in connection with Reseller Activities only by adding the following new provision as the last sentence:

“In addition to the foregoing, Spyglass will, at its expense, indemnify, defend and hold Reseller harmless from and against any and all third party claims, actions, demands, ensuing legal proceedings, liabilities, damages, losses, judgments, authorized settlements, costs and expenses as incurred, including without limitation reasonable attorney's fees, to the extent caused by any alleged or actual: (a) acts or omissions of Spyglass that result in any violation by Spyglass of any applicable laws; (b) Spyglass’s or its representative’s grossly negligent act or grossly negligent omission, fraud or willful misconduct; (c) Spyglass’s failure to comply with any of its privacy notices or any other terms and conditions Spyglass (i) enters into with a Client, (ii) to the extent Spyglass does not enter into such terms and conditions with respect to a Client, the terms and conditions of this Reseller Agreement and Spyglass’s standard privacy notices or any other terms the terms and conditions under which Spyglass publicly offers its Products, or (iii) with respect to Public Client Transactions or so long as Spyglass has agreed in writing to abide by the terms of the applicable Public Client Contract(s) as to the performance and delivery of the Products or (d) Spyglass’s breach of the NDA, or Spyglass’s improper access, collection, distribution, processing, transmission, or storing of a Client’s personally identifiable information.”

p)Limitation of Liability. Section 14 of the Reseller Agreement is modified for sales of Spyglass Products in connection with Reseller Activities only by replacing Section 14 in its entirety with the following:

“EXCEPT FOR (I) EACH PARTY’S INDEMNIFICATION OBLIGATIONS AS SET FORTH IN SECTION 13, (II) EACH PARTY’S GROSSLY NEGLIGENT ACTS OR GROSSLY NEGLIGENT OMISSIONS, FRAUD OR WILLFUL MISCONDUCT, (III) AN UNAUTHORIZED DISCLOSURE OF CONFIDENTIAL INFORMATION, OR (IV) INFRINGEMENT/MISAPPROPRIATION OF INTELLECTUAL PROPERTY, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY (INCLUDING ANY CLIENT OF RESELLER) FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND THE LIKE, DAMAGES FOR LOSS OF DATA RESULTING FROM DELAYS, NON-DELIVERIES OR SERVICE INTERRUPTIONS, ARISING OUT OF THIS

AGREEMENT, EVEN IN THE EVENT OF FAULT, TORT, STRICT LIABILITY, OR BREACH OF WARRANTY AND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

EXCEPT FOR (I) AN UNAUTHORIZED DISCLOSURE OF CONFIDENTIAL INFORMATION, (II) INFRINGEMENT/MISAPPROPRIATION OF INTELLECTUAL PROPERTY, (III) EACH PARTY’S INDEMNIFICATION OBLIGATIONS AS SET FORTH IN SECTION 13, (IV) EACH PARTY’S GROSSLY NEGLIGENT ACTS OR GROSSLY NEGLIGENT OMISSIONS, FRAUD OR WILLFUL MISCONDUCT, EACH PARTY’S LIABILITY FOR ALL CLAIMS ARISING OUT OF THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE LIMITED TO THE GREATER OF (A) THREE TIMES THE AMOUNT OF FEES PAID BY RESELLER TO SPYGLASS UNDER THIS AGREEMENT DURING THE TWELVE MONTHS PRECEDING THE CLAIM AND (B) THIRTY MILLION DOLLARS ($30,000,000).”

NOTWITHSTANDING ANYTHING TO THE CONTRARY, WITH RESPECT TO ANY PUBLIC CLIENT TRANSACTIONS OR AS SPYGLASS OTHERWISE AGREES TO ABIDE BY THE TERMS OF THE APPLICABLE CLIENT CONTRACT(S), THE PARTIES AGREE THAT UNLESS OTHERWISE MUTALLY AGREED UPON BETWEEN SPYGLASS AND RESELLER IN A SEPARATE WRITING SIGNED BY EACH PARTY'S AUTHORIZED REPRESENTATIVES FOR A SPECIFIC TRANSACTION UNDER A CLIENT CONTRACT, SPYGLASS' LIABILITY WILL BE SUBJECT TO THE LIMITATION OF LIABILITY PROVISIONS (WHICH MAY PROVIDE A LIMITATION ON LIABILITY FOR DIRECT DAMAGES AND/OR A WAIVER OF CONSEQUENTIAL OR OTHER INDIRECT DAMAGES) EXPRESSLY SPECIFIED IN THE APPLICABLE CLIENT CONTRACT UNDER WHICH SPYGLASS’ PRODUCTS SUBJECT TO THE DISPUTE OR CLAIM ARE BEING PROVIDED.”
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed on the respective dates indicated below.
Dell, Inc. (“Reseller”)    SecureWorks, Inc. (“Spyglass”)

By: /s/ Kyle Beam                        By: /s/ George B. Hanna

Name: Kyle Beam                        Name: George B. Hanna

Title: SWP Sr. Manager                    Title: SVP, Chief Legal Officer

Date: Dec 3, 2020                        Date: Dec. 3, 2020

Schedule A

Spyglass Products Available for Resale, Subcontracting
TDR- Red Cloak Threat Detection and Response
MDR- Add on: Managed Detection and Response
Managed iSensor
Log Management Services
Detect and Prevent Solution
Incident Management Retainer
Emergency Incident Response
TTH- Targeted Threat Hunting
Security Event Monitoring
TI- Threat Intelligence Services
AETD/AETP
Vulnerability Management (including Vulnerability Detection and Prioritization (VDP))
Penetration, application and Adversarial Security Testing
Security Advisory Services (previously GRC)

Spyglass may make available additional Products for resell and/or subcontracting

Schedule B
Reseller Discount Schedule

Red Cloak Threat Detection and Response Per Endpoint Pricing for OTB

1 Year	$[***]
3 Year	$[***]
4 Year	$[***]
5 Year	$[***]

Volume Pricing for Registered Deals **
** Volume Pricing for Registered Deals only: Reseller shall work in good faith to create OTB SKUs no later than March 31, 2021 for Threat Detection and Response Services according to the pricing set forth above which shall be available as a standalone offering and not bundled or combined with any other software purchase. In the event Reseller discontinues the OTB SKUs as described herein then the pricing as set forth below for Volume Sales for SMB TDR and MDR and pricing as contained in Schedule C Table A, which are contingent on Reseller maintaining OTB SKUs as agreed herein, shall revert as identified in the applicable pricing sections and as set forth in Schedule C, Table B. Any deactivation by Reseller of the OTB SKUs for Threat Detection and Response Services will be a cancellation of the pricing as set forth above.

Volume Sales Per Endpoint Pricing for TDR and MDR:

	1 Year	3 Year	4 Year	5 Year
Red Cloak Threat Detection and Response: 50 to 150 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 151 to 300 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 301 to 500 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 501 to 1,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 1,001 to 2,500 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 2,501 to 5,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 5,001 to 10,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 10,001 to 25,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 25,001 to 50,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 50,000+ Endpoints	$[***]	$[***]	$[***]	$[***]

Add on: Managed Detection and Response, Powered by Red Cloak: 501 to 1000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 1001 to 2500 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 2501 to 5000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 5001 to 10000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 10001 to 25000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 25001 to 50000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 50001 or more Endpoints	$[***]	$[***]	$[***]	$[***]

Volume Sales Per Endpoint Pricing for TDR and MDR if sold through Distribution (Meaning that Reseller sells to another partner through the Dell Technologies Partner Program):

	1 Year	3 Year	4 Year	5 Year
Red Cloak Threat Detection and Response: 50 to 150 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 151 to 300 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 301 to 500 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 501 to 1,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 1,001 to 2,500 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 2,501 to 5,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 5,001 to 10,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 10,001 to 25,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 25,001 to 50,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 50,000+ Endpoints	$[***]	$[***]	$[***]	$[***]

Add on: Managed Detection and Response, Powered by Red Cloak: 501 to 1000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 1001 to 2500 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 2501 to 5000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 5001 to 10000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 10001 to 25000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 25001 to 50000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 50001 or more Endpoints	$[***]	$[***]	$[***]	$[***]

Volume Sales for SMB TDR and MDR:
-Flat Price regardless of endpoint count between 1 and 500*.

	1 Year	3 Year	4 Year	5 Year
Threat Detection and Response:	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 1 to 500 Endpoints	$[***]	$[***]	$[***]	$[***]
* The Services set forth above must only be sold together in the event Threat Detection and Response Services OTB SKUs are deactivated.
Volume Sales for SMB TDR and MDR if sold through Distribution:
-Flat Price regardless of endpoint count between 1 and 500. These two SKUs must always be sold together. For example, the MDR SKU below cannot be sold standalone to a customer that has previously purchased TDR.

	1 Year	3 Year	4 Year	5 Year
Threat Detection and Response	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 1 to 500 Endpoints	$[***]	$[***]	$[***]	$[***]

For Incident Response, if additional hours need to be added on to an order, Dell Endpoint Security Product Group may provide an email approval to add hours and will pay Spyglass for actual hours delivered, according to this schedule.

Volume sales for Incident Management Retainer:

Dell Price
Incident Management Retainer: Base	$[***]
Incident Management Retainer: Essential	$[***]
Incident Management Retainer: Essential Plus	$[***]

Volume sales for Incident Management Retainer if sold through Distribution:

Dell Price
Incident Management Retainer: Base	$[***]
Incident Management Retainer: Essential	$[***]
Incident Management Retainer: Essential Plus	$[***]

Volume sales for Incident Management Retainer: Additional Emergency IR Hours:
-Prices are per Emergency IR Hour

Dell Price
Incident Management Retainer: Base: Additional Emergency IR Hours	$[***]
Incident Management Retainer: Essential: Additional Emergency IR Hours	$[***]
Incident Management Retainer: Essential Plus: Additional Emergency IR Hours	$[***]

Volume sales for Incident Management Retainer: Additional Emergency IR Hours if sold through Distribution:
-Prices are per Emergency IR Hour

Dell Price
Incident Management Retainer: Base: Additional Emergency IR Hours	$[***]
Incident Management Retainer: Essential: Additional Emergency IR Hours	$[***]
Incident Management Retainer: Essential Plus: Additional Emergency IR Hours	$[***]

Volume sales for Incident Management Retainer: Additional Service Units:
-Prices are per Service Unit
-Minimum Quantity to be sold is 4

Dell Price
Incident Management Retainer: Base: Additional Service Units	$[***]
Incident Management Retainer: Essential: Additional Service Units	$[***]
Incident Management Retainer: Essential Plus: Additional Service Units	$[***]

Volume sales for Incident Management Retainer: Additional Service Units if sold through Distribution:
-Prices are per Service Unit
-Minimum Quantity to be sold is 4

Dell Price
Incident Management Retainer: Base: Additional Service Units	$[***]
Incident Management Retainer: Essential: Additional Service Units	$[***]
Incident Management Retainer: Essential Plus: Additional Service Units	$[***]

Volume sales for Emergency Incident Response:
-Price listed is per hour

Dell Price
Emergency Incident Response	$[***]

Volume sales for Emergency Incident Response if sold through Distribution:
-Price listed is per hour

Dell Price
Emergency Incident Response	$[***]

Volume sales for additional IR Hours for MDR customers:
-Price listed is per hour

Dell Price
Emergency Incident Response: Additional Hours: MDR Customers	$[***]

Volume sales for additional IR Hours for MDR customers if sold through Distribution:
-Price listed is per hour

Dell Price
Emergency Incident Response: Additional Hours: MDR Customers	$[***]

Volume sales for Legacy IMR (only to be sold where the new IMR is not the lead offer):
-Price listed is per hour

Dell Price
Legacy Incident Management Retainer: 40 Hrs	$[***]
Legacy Incident Management Retainer: 80 Hrs	$[***]

Volume sales for Premium Onboarding:

Dell Price
MDR Premium Onboarding	$[***]
TDR Premium Onboarding	$[***]
MDR Premium Onboarding Add-on: Onsite Training: 2-Day	$[***]
MDR Premium Onboarding Add-on: Onsite Design, Build, and Training: 5-Day	$[***]
TDR Premium Onboarding Add-on: Onsite Training: 2-Day	$[***]
MDR Premium Onboarding Add-on: Additional Data Source Integration	$[***]
MDR Premium Onboarding Add-on: Additional Data Collector Deployment	$[***]
TDR Premium Onboarding Add-on: Onsite Design, Build, and Training: 5-Day	$[***]
TDR Premium Onboarding Add-on: Additional Data Collector Deployment	$[***]
TDR Premium Onboarding Add-on: Additional Data Source Integration	$[***]

Volume sales for Premium Onboarding if sold through Distribution:

Dell Price
MDR Premium Onboarding	$[***]
TDR Premium Onboarding	$[***]
MDR Premium Onboarding Add-on: Onsite Training: 2-Day	$[***]
MDR Premium Onboarding Add-on: Onsite Design, Build, and Training: 5-Day	$[***]
TDR Premium Onboarding Add-on: Onsite Training: 2-Day	$[***]
MDR Premium Onboarding Add-on: Additional Data Source Integration	$[***]
MDR Premium Onboarding Add-on: Additional Data Collector Deployment	$[***]
TDR Premium Onboarding Add-on: Onsite Design, Build, and Training: 5-Day	$[***]
TDR Premium Onboarding Add-on: Additional Data Collector Deployment	$[***]
TDR Premium Onboarding Add-on: Additional Data Source Integration	$[***]

For Products not listed above, Spyglass will invoice the Reseller for the Products set forth on each order or statement of work and one-time fees for installation, shipping and activation of Equipment (on the first monthly invoice only) provided under this Agreement based on the then-current Spyglass’ list price, less the specified Reseller discount percentage, as outlined in Schedule C.

Volume Pricing for Non-Registered Deals

Volume Sales Per Endpoint Pricing for TDR and MDR:

	1 Year	3 Year	4 Year	5 Year
Red Cloak Threat Detection and Response: 501 to 1,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 1,001 to 2,500 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 2,501 to 5,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 5,001 to 10,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 10,001 to 25,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 25,001 to 50,000 Endpoints	$[***]	$[***]	$[***]	$[***]
Red Cloak Threat Detection and Response: 50,000+ Endpoints	$[***]	$[***]	$[***]	$[***]

Add on: Managed Detection and Response, Powered by Red Cloak: 501 to 1000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 1001 to 2500 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 2501 to 5000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 5001 to 10000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 10001 to 25000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 25001 to 50000 Endpoints	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 50001 or more Endpoints	$[***]	$[***]	$[***]	$[***]

Volume Sales for SMB MDR:
-Flat Price regardless of endpoint count between 1 and 500*.

	1 Year	3 Year	4 Year	5 Year
Threat Detection and Response	$[***]	$[***]	$[***]	$[***]
Add on: Managed Detection and Response, Powered by Red Cloak: 1 to 500 Endpoints	$[***]	$[***]	$[***]	$[***]
* The Services set forth above must only be sold together in the event Threat Detection and Response Services OTB SKUs are deactivated. Outstanding quotes will be honored.

Volume sales for Incident Management Retainer:

Dell Price
Incident Management Retainer: Base	$[***]
Incident Management Retainer: Essential	$[***]
Incident Management Retainer: Essential Plus	$[***]

Volume sales for Incident Management Retainer: Additional Emergency IR Hours:
-Prices are per Emergency IR Hour

Dell Price
Incident Management Retainer: Base: Additional Emergency IR Hours	$[***]
Incident Management Retainer: Essential: Additional Emergency IR Hours	$[***]
Incident Management Retainer: Essential Plus: Additional Emergency IR Hours	$[***]

Volume sales for Incident Management Retainer: Additional Service Units:
-Prices are per Service Unit
-Minimum Quantity to be sold is 4

Dell Price
Incident Management Retainer: Base: Additional Service Units	$[***]
Incident Management Retainer: Essential: Additional Service Units	$[***]
Incident Management Retainer: Essential Plus: Additional Service Units	$[***]

Volume sales for Emergency Incident Response:
-Price listed is per hour

Dell Price
Emergency Incident Response	$[***]

Volume sales for additional IR Hours for MDR customers:
-Price listed is per hour

Dell Price
Emergency Incident Response: Additional Hours: MDR Customers	$[***]

Volume sales for Premium Onboarding:

Dell Price
MDR Premium Onboarding	$[***]
TDR Premium Onboarding	$[***]
MDR Premium Onboarding Add-on: Onsite Training: 2-Day	$[***]
MDR Premium Onboarding Add-on: Onsite Design, Build, and Training: 5-Day	$[***]
TDR Premium Onboarding Add-on: Onsite Training: 2-Day	$[***]
MDR Premium Onboarding Add-on: Additional Data Source Integration	$[***]
MDR Premium Onboarding Add-on: Additional Data Collector Deployment	$[***]
TDR Premium Onboarding Add-on: Onsite Design, Build, and Training: 5-Day	$[***]
TDR Premium Onboarding Add-on: Additional Data Collector Deployment	$[***]
TDR Premium Onboarding Add-on: Additional Data Source Integration	$[***]

Schedule C
Spyglass reserves the right to update this Schedule C on at least sixty (60) days’ advance written notice to Reseller. Each future amendment to Schedule C shall supersede the immediately preceding Schedule C from and after the effective date of any such update, and all references to “Schedule C” in this A&R Amendment No. 6 shall be to the updated Schedule C*.
Table A.

	Dell Standard Discount	Dell Registered Discount	Dell Distribution Registered Discount	Distribution Standard Discount	Solution MDF Rates

Threat Detection and Response (TDR)	[***]%	[***]%	[***]%	[***]%	focus [***]%
TDR/Managed Detection and Response (MDR)	[***]%	[***]%	[***]%	[***]%	focus [***]%
VDP	[***]%	[***]%	[***]%	[***]%	focus [***]%
iSensor	[***]%	[***]%	[***]%	[***]%	core [***]%
Log Management	[***]%	[***]%	[***]%	[***]%	core [***]%
Detect & Prevent	[***]%	[***]%	[***]%	[***]%	core [***]%
Incident Response	[***]%	[***]%	[***]%	[***]%	core [***]%
Targeted Threat Hunting	[***]%	[***]%	[***]%	[***]%	core [***]%
MDR Premium Onboarding	[***]%	[***]%	[***]%	[***]%	core [***]%
Monitoring	[***]%	[***]%	[***]%	[***]%	-
Adv Endpoint Threat Detection/Prevention**	[***]%	[***]%	[***]%	[***]%	-
Threat Intelligence Services	[***]%	[***]%	[***]%	[***]%	-
Counter Threat Appliance	[***]%	[***]%	[***]%	[***]%	-

*In the event Reseller deactivates the Threat Detection and Response Services OTB SKUs, the parties acknowledge and agree that the pricing as set forth below in Table B shall replace in its entirety the pricing set forth above in Table A. Such pricing change shall be effective immediately upon Reseller’s deactivation of the OTB SKUs as agreed in Schedule B. Outstanding quotes will be honored.
**There are no standard discounts for Advanced Remediation Management or Virtual Application Defense
Table B.

	Dell Standard Discount	Dell Registered Discount	Dell Distribution Registered Discount	Distribution Standard Discount	Solution MDF Rates

Threat Detection and Response (TDR)	[***]%	[***]%	[***]%	[***]%	focus [***]%
TDR/Managed Detection and Response (MDR)	[***]%	[***]%	[***]%	[***]%	focus [***]%
VDP	[***]%	[***]%	[***]%	[***]%	focus [***]%
iSensor	[***]%	[***]%	[***]%	[***]%	core [***]%
Log Management	[***]%	[***]%	[***]%	[***]%	core [***]%
Detect & Prevent	[***]%	[***]%	[***]%	[***]%	core [***]%
Incident Response	[***]%	[***]%	[***]%	[***]%	core [***]%
Targeted Threat Hunting	[***]%	[***]%	[***]%	[***]%	core [***]%
MDR Premium Onboarding	[***]%	[***]%	[***]%	[***]%	core [***]%
Monitoring	[***]%	[***]%	[***]%	[***]%	-
Adv Endpoint Threat Detection/Prevention	[***]%	[***]%	[***]%	[***]%	-
Threat Intelligence Services	[***]%	[***]%	[***]%	[***]%	-
Counter Threat Appliance	[***]%	[***]%	[***]%	[***]%	-